                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                             OHIO STATE BANCSHARES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                           OHIO STATE BANCSHARES, INC.
                               111 S. Main Street
                                Marion, OH 43302

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

                                 April 19, 2001

TO THE SHAREHOLDERS OF OHIO STATE BANCSHARES, INC.:

     You are hereby notified that an Annual Meeting of the shareholders of Ohio State Bancshares, Inc. (the "Company") will be held on April 19, 2001 at 5:00 p.m. (local time), at the main office of Ohio State Bancshares, Inc., 111 S. Main Street, Marion, Ohio 43302, for the purpose of considering and acting upon the following:

1. To elect three members of Class I (term to expire in 2004) to the Board of Directors.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed February 22, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                        By order of the Board of Directors



                                        Gary E. Pendleton, President

      YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOUR STOCK IS HELD IN MORE THAN ONE (1) NAME, ALL PARTIES MUST SIGN THE PROXY FORM.



March 30, 2001

                                 PROXY STATEMENT

                               GENERAL INFORMATION

         This Proxy Statement is furnished to the shareholders of Ohio State Bancshares, Inc. ("Company") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of shareholders to be held on April 19, 2001, at the main office of the Company located at 111 S. Main Street, Marion, Ohio, 43302, at 5:00 p.m. ("the Meeting"). The enclosed proxy is solicited by the Board of Directors of the Company, at the Company's expense. This Proxy Statement and the enclosed form of proxy are first sent or delivered to the Company's shareholders on or about March 30, 2001.

         All shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked at any time before they are exercised at the Meeting by filing a written notice with the Secretary of the Company or by delivering to the Secretary of the Company subsequently dated proxies prior to the commencement of the Meeting. A written notice of revocation of a proxy should be sent to the Secretary of Ohio State Bancshares, Inc., 111 South Main Street, Marion, Ohio 43302. A previously submitted proxy will also be revoked if a shareholder attends the Meeting and votes in person. In the event a shareholder attends the Meeting and does not wish to have his proxy used, he/she should notify the Secretary of the Company prior to the start of the business meeting. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for director set forth below and in accordance with the judgment of the Board of Directors of the Company on any other matters which may properly come before the Meeting.

                                VOTING SECURITIES

         Shareholders of record as of the close of business on February 22, 2001, are entitled to one vote for each share then held. As of February 22, 2001, the Company had 146,000 shares of common stock issued, outstanding and entitled to vote. Shareholders are entitled to one vote for each share of common stock owned as of the record date and have the right, subject to the requirements of advance notice to the Company as provided by law, to vote cumulatively in the election of directors. Cumulative voting permits a shareholder to multiply the number of shares held by the number of directors to be elected, and cast those votes for one candidate or spread those votes among several candidates, as he or she deems appropriate.

                                VOTING PROCEDURES

         A quorum consists of a majority of the shares entitled to vote represented at the annual meeting in person or by proxy. Abstentions and broker non-votes (arising from the absence of discretionary authority on the part of a broker-dealer to vote shares of Common Stock held in street name for customer accounts) are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

         The four nominees for director who receive the largest number of votes cast "For" will be elected as directors if a quorum is present. Shares represented at the Meeting in person or by proxy but withheld or otherwise not cast for the election of directors, including abstentions and broker non-votes, will have no impact on the outcome of the election.

            ELECTION OF DIRECTORS AND SECURITIES OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The Company's Board of Directors is presently composed of 10 members, approximately one-third of whom stand for election each year. The nominees for election will stand for election to a three-year term expiring at the Annual Shareholder's meeting in 2004. It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the nominees.

         As of February 22, 2001, the following persons were known to the Company to be beneficial owners of more than five percent of the Company's Common Stock.

                                             Amount and Nature of
   Name of Beneficial Owner                  Beneficial  Ownership                  Percent of Class
   ------------------------                  ---------------------                  ----------------
      Theodore L. Graham                           10,777 (1)                             7.38%
c/o Ohio State Bancshares, Inc.
      111 S. Main Street
      Marion, Ohio 43302
      Thurman R. Mathews                           13,247 (2)                             9.07%
c/o Ohio State Bancshares, Inc.
      111 S. Main Street
      Marion, Ohio 43302
        Peter B. Miller                             8,757 (3)                             6.00%
c/o Ohio State Bancshares, Inc.
      111 S. Main Street
      Marion, Ohio 43302

(1) Includes 10,537 shares owned by partnership of which Mr. Graham is a general partner.

(2) Includes 12,717 shares owned by spouse.

(3) Includes 8,697 shares owned jointly with spouse.

      The following table sets forth for each of the nominees and for each director continuing in office, name, age (as of February 22, 2001), principal occupation(s) during the past five years, the year they first became a director, year of expiration of the proposed or current term as a director, and the number of shares of the Company beneficially owned by such person.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES FOR THE POSITION OF DIRECTOR.


========================================================================================================================
                                                             Class I
                                                 Nominees (Term to Expire 2004)
                                                 ------------------------------

                                                                                             Shares of
                                                                                           Company Stock
                                                                                            Beneficially
                                                                             Director        Owned as of        % of
          Name              Age                 Occupation                    Since            02-22-01        Class
          ----              ---                 ----------                   --------       -------------      -----
Samuel J. Birnbaum          84     Retired, Director of Real Estate            1988             600             0.41%
                                   Lodgekeeper Group

F. Winton Lackey            68     Partner, HLS Racks Inc.*                    1995           2,687 (1)         1.84%

John D. Owens               70     Retired Owner, Owens Electric               1994             680 (3)         0.47%

*Prior to his HLS Racks Partnership, Mr. Lackey was owner of Mid Ohio Packaging, Inc.

========================================================================================================================
                                                          Class II
                                               Nominees (Term to Expire 2002)
                                               ------------------------------
                                                                                               Shares of
                                                                                             Company Stock
                                                                                             Beneficially
                                                                               Director       Owned as of       % of
           Name              Age                  Occupation                    Since          02-22-01         Class
           ----              ---                  -----------                  -------       -------------      -----
Peter B. Miller              64    President, Pete Miller, Inc.                  1997          8,757 (8)        6.00%

Gary E. Pendleton            56    Banker, Ohio State Bancshares, Inc.           1990          1,309 (9)        0.90%

Lloyd L. Johnston            68    President, Johnston Supply Co.                1989          6,065 (2)        4.15%
                                   (Wholesale Plumbing Supplies)

========================================================================================================================
                                                         Class III
                                              Nominees (Term to Expire 2003)
                                              ------------------------------
                                                                                               Shares of
                                                                                                Company
                                                                                                 Stock
                                                                                              Beneficially
                                                                                Director      Owned as of       % of
           Name               Age                  Occupation                    Since          02-22-01        Class
           ----               ---                  ----------                   --------      ------------      -----
Theodore L. Graham            55     Managing Partner, Graham                     1991         10,777 (4)       7.38%
                                     Investment Co. (Warehousing and Real
                                     Estate Development)

Lois J. Fisher                52     Commercial Real Estate Development           1994            660 (5)       0.45%

Thurman R. Mathews            72     Owner, Mathews, Kennedy Ford                 1994         13,247 (6)       9.07%
                                     Lincoln Mercury, Marion

Fred K. White                 66     Real Estate Agent, HER Kinney                1994            362 (7)       0.25%
                                     Properties*

*Prior to joining HER Kinney Properties, Mr. White was Division Manager of Ohio
Edison (utility company).

========================================================================================================================
Executive Officers and Directors as a Group (12 Persons)                                       45,665          31.28%
========================================================================================================================

(1) Includes 902 shares owned jointly with spouse.

(2) Includes 5665 shares owned by a controlled company.

(3) Includes 240 shares owned by spouse.

(4) Includes 10,537 shares owned by partnership of which Mr. Graham is a general partner.

(5) Includes 500 shares held in a trust of which Ms. Fisher is the Trustee.

(6) Includes 12,717 shares owned by spouse.

(7) Includes 362 shares owned by Fred K. White Living Trust.

(8) Includes 8,697 shares held jointly with spouse.

(9) Includes 300 shares owned jointly with spouse.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The Company's sole business activity is the operation of its subsidiary banking operation, The Marion Bank, hereinafter referred sometimes individually as "Bank" or collectively with the Company as "Company." The Boards of Directors of the Bank and the Company are comprised of the same persons at the present time. Disclosure of information regarding committees is therefore presented for both the Company and the Bank.

      The Board of Directors of the Company conducts its business through meetings of the Board. During the fiscal year ended December 31, 2000, the Board of Directors of the Company held a total of thirteen (13) regular and special meetings. Each director of the Company attended at least 75 percent of the total meetings of the Board and committees on which such Board member served during this period, with the exception of F. Winton Lackey, who attended 46% of such meetings, Peter B. Miller, who attended 63% of such meetings and Lloyd L. Johnston, who attended 72% of such meetings.

      The following table describes the standing committees of the Board of Directors and identifies the directors serving on each committee as of December 31, 2000. The chairman of each committee is designated by an asterisk (*).

                                                                              Number of
  Board                                                                        Meetings          Directors
Committee                                Function                             Held-2000           Serving
---------                                --------                             ---------          ---------
Executive (1)       Has all powers of full board except as delegated to          13         Mathews Graham
                    other committees. Subjects reviewed include:                            Johnston White
                    compensation, corporate decisions, planning,                            Pendleton *
                    nominating decisions, EDP review.
Loan                Approves new commercial, consumer, and real estate           12         Miller Birnbaum
                    loans up to $200,000.                                                   Fisher Owens
                                                                                            Lackey Pendleton*

Loan Review         Monitors loan portfolio quality by reviewing and              2         Birnbaum Johnston *
                    grading existing loans and establishing loan loss                       Pendleton White
                    reserves. Recommends revisions to Loan Policy.                          Graham

Audit               Superintends the yearly Directors Examination and             4         Miller Fisher
                    Audit of the Company and monitors follow-through on                     Mathews Owens
                    any corrective measures deemed necessary.  All                          White*
                    serving must be outside directors.

Housing             Recommends to the Board improvements or renovations           2         Pendleton Fisher
                    to the facilities.                                                      Miller Owens
                                                                                            White

      (1) The Nominating Committee is made up of the Executive Committee members. While the Board of Directors will consider nominees recommended by shareholders, it has not actively solicited recommendations from the Company's shareholders for nominees nor established any procedures for this purpose. The Executive Committee acting in its capacity as the Nominating Committee held one meeting during fiscal 2000.

Audit Committee Report

      The Audit Committee of the Company's Board of Directors is composed of five directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards and operates under a written charter adopted by the Board of Directors (Appendix A). The members of the Committee are Fred K. White, Chairman, Lois J. Fisher, Thurman R. Mathews, Peter B. Miller and John D. Owens. The Committee recommends to the Board of Directors the selection of the Corporation's independent accountants.

      Management is responsible for the Corporation's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee the processes.

      IN THIS CONTEXT, THE COMMITTEE HAS MET AND HELD DISCUSSIONS WITH MANAGEMENT AND THE INDEPENDENT ACCOUNTANTS. MANAGEMENT REPRESENTED TO THE COMMITTEE THAT THE CORPORATION'S CONSOLIDATED FINANCIAL STATEMENTS WERE PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND THE COMMITTEE HAS REVIEWED AND DISCUSSED THE CONSOLIDATED FINANCIAL STATEMENTS WITH MANAGEMENT AND THE INDEPENDENT ACCOUNTANTS. THE COMMITTEE DISCUSSED WITH THE INDEPENDENT ACCOUNTANTS MATTERS REQUIRED TO BE DISCUSSED BY STATEMENT ON AUDITING STANDARDS NO. 61 (COMMUNICATION WITH AUDIT COMMITTEES).

      The Corporation's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence. The Committee has considered whether the provision of non-audit services by the independent accountants to the Corporation and its subsidiaries is compatible with maintaining the independence of the independent accountants.

      Based upon the Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

Fred K. White, Chairman

------------------------

      Company's independent accountants billed the aggregate fees shown below for audit, financial information systems design and implementation and other services rendered to Company and its subsidiaries for the year 2000.

      Audit Fees                                                    $45,300

      Financial Information Systems Design and                      $ 0
      Implementation Fees

      All Other Fees                                                $56,125

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

                 Summary of Cash and Certain Other Compensation

         The Company is required to provide certain summary information concerning compensation paid or accrued by the Company, to or on behalf of the Company's Chief Executive Officer and the four highest paid executive officers whose base salary and bonus exceeded $100,000, for the fiscal years ended December 31, 2000, 1999, and 1998. As applied to the Company, the Company's Chief Executive Officer's compensation is required to be disclosed as follows:

                           Summary Compensation Table
                              Annual Compensation


                                                                         Other Annual        All Other Compensation
Name and Principal Position       Year    Salary ($)  Bonus ($)      Compensation ($) (1)            ($) (2)
---------------------------       ----    ----------  ---------      --------------------    ----------------------
GARY E. PENDLETON,                2000      82,500     26,838                14,621                  8,080
President Ohio State
Bancshares, Inc.                  1999      82,500     37,310                13,422                  8,113
                                  1998      80,000     33,470                13,971                  7,596

(1) Includes payments for use of an automobile, memberships in various clubs, which are used primarily for Company business, as well as the premiums on certain specified life and medical insurance benefits.

(2) Includes compensation for attendance at Board meetings while serving as Directors and the Company's 401(k) plan matching amount.

                           Change of Control Agreement

During calendar year 2000, the Company entered into a Change in Control Agreement with Mr. Pendleton. The terms of the agreement provide that in the event of a sale, merger or similar transaction of the Company in which the Company is not the surviving corporation, Mr. Pendleton is entitled a severance payment equal to three times his annual compensation, which is defined to include his then current Salary plus his previous year's cash bonus. The severance payment is payable in the event of his involuntary termination of employment within two years of the Change in Control or his voluntary termination during the period beginning three months following the Change in Control and ending six months after the Change in Control. In addition, Mr. Pendleton is entitled under the terms of the Agreement to receive certain health, disability, dental life insurance and other benefits for a two-year period following a Change in Control. The agreement provides for the reimbursement of certain excise taxes imposed upon payments received by Mr. Pendleton, which are deemed "excess parachute" payments under the provisions of
Section 280G of the Internal Revenue Code.

         "Change of Control of the Company" is defined in the Change of Control Agreement to mean: (i) the acquisition by a person or persons acting in concert with the power to vote 33 percent or more of a class of the Company's voting securities; or (ii) during any period of two (2) consecutive years during the term of the Change of Control Agreements individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease for any reason to constitute at least a majority of the Board, if in the instance mentioned in subparagraphs (i) or (ii), the employment of one of the executives is terminated involuntarily within one year of such change of control.

                          Supplemental Retirement Plan

         During 1996, the Corporation entered into an Executive Indexed Salary Continuation Plan ("Supplemental Plan") with Mr. Pendleton. The purpose of the Supplemental Plan is to supplement Mr. Pendleton's retirement income. Pursuant to the terms of the Supplemental Plan, annually the Company will accrue a non-qualified pension benefit for the benefit of Mr. Pendleton in an amount equal to the excess return earned on a Company owned insurance product (the "Policy") over the Bank's average after tax cost of funds expense as reported for the third quarter of each year. At Mr. Pendleton's retirement he will be entitled to receive the accrued deferred benefits in a lump sum cash payment or on an annuity basis. It is impossible to predict the future value of such deferred compensation due to the uncertainty of the future Policy yield. The Policy is currently valued at $370,605 upon which a guaranteed rate of 4% is called for under its terms. For 2000 the Company accrued approximately $28,000 of expense under the terms of this plan for the benefit of Mr. Pendleton. The benefits accrued under the Supplemental Plan are subject to a vesting schedule except in the case of death, disability or a change of control of the Company.

         In addition, contemporaneously with the adoption of the Supplemental Plan, the Corporation and Mr. Pendleton entered into a Split Dollar Life Insurance Agreement which provides for the payment, to Mr. Pendleton's beneficiaries, of 80% of the net-at-risk insurance portion of an insurance policy purchased by the Corporation in connection with the establishment of the Supplemental Plan. As of December 31, 2000, this Split Dollar Life Insurance Agreement would have provided a death benefit of $695,404 to Mr. Pendleton's beneficiaries. The Corporation purchased life insurance for the purpose of funding its obligations under the Supplemental Plan in the event of Mr. Pendleton's death and as an investment vehicle designed to fund the payments to Mr. Pendleton at retirement

                             DIRECTORS' COMPENSATION

         Directors are paid $300 per month and $100 per month is retained and paid at year end provided Board attendance is not less than 75%. The Chairman of the Board receives $350 per month and $125 per month is retained and paid at year end provided Board attendance is not less than 75%.

                              CERTAIN TRANSACTIONS

         Some of the directors of the Company, as well as the companies with which such directors are associated, are customers of, and have had transactions with the Company (through The Marion Bank) in the ordinary course of the Company's business in 2000. These transactions consisted of extensions of credit in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with non-affiliated persons. In the opinion of management of the company and its subsidiaries, these transactions do not involve more than normal risk of collectible or present other unfavorable features.

         The Company, through its subsidiary, expects to have in the future, banking transactions, in the ordinary course of its business with directors, officers, principal shareholders, and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and which do not involve more than the normal risk of collectibility or present other unfavorable features.

                              SELECTION OF AUDITORS

         The Board of Directors has selected the firm of Crowe, Chizek and Company LLP, independent public accountants, to serve as auditors for the current fiscal year.

         Representatives of Crowe, Chizek and Company LLP will be present at the Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

            COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent shareholders are required by regulation of the SEC to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such forms furnished to the Company or written representations that no Form 5s, (Annual Statement of Beneficial Ownership of Securities) were required, the Company believes that during 2000 all Section 16(a) filing requirements applicable to its officers and Directors were satisfied, except for the late filing of a single Form 5 by Mr. Lackey. The Company has no shareholders who are ten percent beneficial owners.

                              SHAREHOLDER PROPOSALS

         If any shareholder of the Company wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting to be held in 2002, the proposal must be received by the Secretary at the principal executive offices of Ohio State Bancshares, Inc., 111 South Main Street, Marion, Ohio 43302, prior to the close of business on November 16, 2001. On any other proposal raised by a shareholder for the next year's annual meeting, the Company intends that proxies received by it will be voted in the interest of the Company in accordance with the judgment of the Board of Directors of the Company and the proposal will be considered untimely, unless notice of the proposal is received by the Company not later than January 30, 2001.

         The Company's bylaws establish advance notice procedures as to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors. In order to make a director nomination at a shareholder meeting it is necessary that you notify the Company not fewer than 14 days in advance of the meeting unless the Company provides shareholders less than 21 days notice of the meeting and then notice of the nominations must be given not later than the seventh day after the notice of the meeting was mailed. In addition, the notice must meet all other requirements contained in our Bylaws. Any shareholder who wishes to take such action should obtain a copy of those Bylaws and may do so by written request addressed to the Secretary of the Company at the principal executive offices of the Company.

                                  OTHER MATTERS

         The Board of Directors of the Corporation is not aware of any other matters that may come before the meeting. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of printing hereof and which may properly come before the meeting. A copy of the Corporation's 2000 report filed with the Securities and Exchange Commission, on Form 10-KSB, is available without charge to shareholders. Address all requests, in writing, for this document to Mr. Gary Pendleton, President, Ohio State Bancshares, Inc., 111 S. Main Street, Marion, Ohio 43302.


                                       By Order of the Board of Directors of
                                       Ohio State Bancshares, Inc.



                                       Gary Pendleton, President

APPENDIX A

                           OHIO STATE BANCSHARES, INC.
                             AUDIT COMMITTEE CHARTER


COMPOSITION

There shall be a committee of the board of directors (the "Board") to be known as the audit committee which shall have at least three (3) members, comprised solely of independent directors, as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards.

         Each member of the audit committee shall be able to read and understand fundamental financial statements, including the company's balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee. In addition, at least one member of the audit committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         The Board shall elect or appoint a chair of the audit committee who will have authority to act on behalf of the audit committee between meetings.

RESPONSIBILITIES

         The responsibilities of the audit committee are as follows:

         - Ensure its receipt from the outside auditor of a formal written statement, delineating all relationships between the outside auditor and the company consistent with the Independence Standards Board Standard No. 1.

         - Actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and be responsible for taking, or recommending that the board of directors take, appropriate action to oversee the independence of the outside auditor.

         - In view of the outside auditor's ultimate accountability to the Board and the audit committee, as representatives of the shareholders, the audit committee, acting together with the Board, has the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor (or nominate an outside auditor for shareholder approval in any proxy statement).

         - Review with the outside auditor, the company's internal auditor (if any), and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

         - Consider, in consultation with the outside auditor and management of the company, the audit scope and procedures.

         - Review the financial statements contained in the annual report to shareholders with management and the outside auditor to determine that the outside auditor is satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

         - Meet with the internal auditor, outside auditor or management privately to discuss any matters that the audit committee, the internal auditor, the outside auditor or management believe should be discussed privately with the audit committee.

         - Review and reassess the adequacy of the committee's charter annually.

         - Make such other recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

LIMITATIONS

         The audit committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the audit committee is not of the same quality as the audit performed by the independent accountants. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                           PROXY FOR ANNUAL MEETING OF
                           Ohio State Bancshares, Inc.
                                  Marion, Ohio

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned shareholder of Ohio State Bancshares, Inc., Marion, Ohio do hereby nominate, constitute, and appoint Lois J. Fisher, Fred K. White, Thurman R. Mathews and Theodore L. Graham or any one of them (with full power of substitution for me and in my name, place and stead) to vote, including the right to vote cumulatively, all the common stock of said Company, standing in my name on its books on February 22, 2001, at the Annual Meeting of its shareholders to be held at the main office of Ohio State Bancshares, Inc., 111 S. Main Street, Marion, Ohio 43302, on April 19, 2001 at 5:00 p.m. (local time), or any adjournments thereof with all the powers the undersigned would possess if personally present as follows:

1. To elect three (3) members of Class I (term to expire 2004) to the Board of Directors.

Samuel J. Birnbaum
F. Winton Lackey
John D. Owens


         For All Nominees               Withhold Authority To Vote    (INSTRUCTIONS: To withhold authority to vote for
(Except as marked to the contrary)           For All Nominees         any individual director(s), strike a line through
                                                                      the nominee's name.
               / /                                / /

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" THE ABOVE NOMINEES UNLESS OTHERWISE MARKED. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. ALL SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED.

The Board of Directors recommends a vote "FOR" the directors nominated by the Board of Directors. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and may be revoked prior to its exercise by either written notice or personally at the meeting or by a subsequently dated proxy.


---------------------------------------------------------------------------




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


-------------------------------------------------                      ------------------------------------------------
             (Stockholder Signature)                                                        (Date)

-------------------------------------------------                      ------------------------------------------------
             (Stockholder Signature)                                                        (Date)


Please Print Name
                  -------------------------------------------------------


Please Print Number of Shares
                              -------------------------------------------

(WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. ALL JOINT OWNERS MUST SIGN.)


PLEASE SIGN AND RETURN IMMEDIATELY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.